BRAZOS MUTUAL FUNDS

Supplement to the Statement of Additional Information dated March 30, 2001


The third sentence in the first paragraph under the section entitled "Investment Objectives and Policies - Investment in Small, Unseasoned Companies" on page B-8 of the Statement of Additional Information should be replaced in its entirety with the following:

Small cap generally refers to a capitalization of $500 million to $2.5 billion or a capitalization of companies represented in the Russell 2000 Index.

In addition, the first sentence in the second paragraph under the section entitled "Investment Objectives and Policies - Investment in Small, Unseasoned Companies" on page B-8 should be replaced in its entirety with the following:

Companies with market capitalization of $2.5 billion to $12 billion or the capitalization of companies represented in the S&P Mid Cap 400 Index ("Mid-Cap
Companies"), may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers.















Dated:	August 20, 2001



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